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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) February 27, 2002


                                  CWABS, INC.
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            (Exact name of registrant as specified in its charter)




           Delaware                     333-73712               95-4596514
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(State or Other Jurisdiction           (Commission           (I.R.S. Employer
      of Incorporation)                File Number)         Identification No.)


       4500 Park Granada
     Calabasas, California                                       91302
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     (Address of Principal                                     (Zip Code)
      Executive Offices)

Registrant's telephone number, including area code (818) 225-3237
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Item 5.  Other Events.
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Description of the Mortgage Pool*
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     CWABS, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of February 28, 2002 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller, Bank One, National Association, as indenture trustee, and Wells Fargo Bank Minnesota, National Association, as co-indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Securities, Series 2002-A.






















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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated December 14, 2001 and the Prospectus Supplement dated February 28, 2002 of CWABS, Inc., relating to its CWABS Master Trust Series 2002-A Subtrust, Revolving Home Equity Loan Asset Backed Securities, Series 2002-A.



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     Mortgage Loan Statistics
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     For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Initial Mortgage Loans and the Subsequent Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Initial Mortgage Loans and the Subsequent Mortgage Loans as of the applicable Cut-off Date. The sum of the columns may not equal the respective totals due to rounding. The Tables, which are listed as Exhibit 99.1 hereto, are filed on Form SE dated March 15, 2002.



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

                 99.1   Tables filed on Form SE dated March 15, 2002.



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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWABS, INC.


                                          By: /s/ Josh Adler
                                             ---------------
                                              Name:   Josh Adler
                                              Title:  Vice President



Dated:  March 15, 2002



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Exhibit Index
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Exhibit
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99.1   Countrywide Securities Corporation Computational Materials filed on Form
       SE dated March 15, 2002.